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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 28, 1999



                       Electronic Data Systems Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                     01-11779                   75-2548221
(State or Other Jurisdiction       (Commission                (IRS Employer
   of Incorporation)                File Number)            Identification No.)


                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                    (Address of Principal Executive Offices,
                               Including Zip Code)



       Registrant's telephone number, including area code: (972) 604-6000





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Item 5.  Other Events.

         On October 28, 1999, Electronic Data Systems Corporation, a Delaware corporation, issued the press release attached as Exhibit 99(a) hereto.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits
               --------

         Exhibit
         Number            Description of Document
         ------            -----------------------

           99(a) Press Release of Electronic Data Systems Corporation dated October 28, 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELECTRONIC DATA SYSTEMS CORPORATION



                                        By:  /s/ D. Gilbert Friedlander
October 28, 1999                            -----------------------------------
                                            D. Gilbert Friedlander, Senior Vice
                                            President, General Counsel and
                                            Secretary




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